SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K/A
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 21, 2006

UNIVERSAL FOG INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-51060	86-0827216
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1808 South 1st Ave
Phoenix, Arizona 85003
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(602) 254-9114
(ISSUER TELEPHONE NUMBER)

Edmonds 6, Inc.
(FORMER NAME AND ADDRESS)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

 SUNDOWN DISTRIBUTORSHIP AND RESTATEMENT

On August 21, 2006, the Company’s management re-evaluated its accounting for the Sundown Distributorship and charged the entire cost of the distributorship, an amount previously accounted for as an asset, to expense in the financial statements of the Company’s Form 10-KSB for the year ended December 31, 2005, and the Company’s Forms 10-QSB for the periods ended March 31, 2006 and June 30, 2006. The Company re-evaluated the future economic benefits to be derived from this distributorship and determined that no or minor economic benefit had been realized through the first eight months of 2006 and since the signing of the agreement, which indicated that any future economic benefit was indeterminable. In accordance with SFAS 154 “Accounting Changes and Error Corrections,” the Company adjusted its accounting for the Sundown Distributorship to correct an error in its initial recording of the cost of this distributorship. The effect of this change reduced previously reported net income (loss) by $50,000 and reduced total assets and stockholders’ equity by the same amount, but did not affect reported net income (loss) per share. There was no indirect effect by this action and there was no effect to any previously reported amounts. The Company’s Chief Executive Officer, Tom Bontems, discussed these matters with the Company’s auditors.

	As Originally	As	Effect of
	Reported 12/31/2005	Adjusted	Change

Total Assets	$ 820,884	$ 770,884	$(50,000)
Stockholders’ Equity	$443,813	$393,813	$(50,000)
Net Income	$(331,858)	$(381,388)	$ 50,000

	As Reported 3/31/2006	As Adjusted	Effect of Change

Total Assets	$734,255	$684,255	$(50,000)
Stockholders’ Equity	$404,007	$354,007	$(50,000)
Net Income	$(80,882)	$(80,882)	---

	As Reported 6/30/2006	As Adjusted	Effect of Change

Total Assets	$889,105	$839,105	$(50,000)
Stockholders’ Equity	$439,726	$389,726	$(50,000)
Net Income	$(45,114)	$(45,114)	---

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

Not Applicable

(b) Pro Forma Financial Information.

Not Applicable

(c)  Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL FOG INC.

By: /s/ Tom Bontems
Tom Bontems
President

Dated: October 18, 2006